Investor Presentation May 10, 2017 Exhibit 99.1 ® ®

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the company’s expectations regarding the pay down of its debt, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.

Projects 28% U.S. 75% Largest pipe, valves and fittings (PVF) distributor - Sales of $3.1B TTM Key Role in Global Supply Chains of Energy Companies Create value for both customers and suppliers Closely integrated into customer supply chains Volume purchasing savings and capital efficiencies for customer Differentiated Global Capabilities Footprint with ~300 locations in 22 countries Premier quality program, material sourcing & customer service Serve broad PVF needs making it convenient and efficient for customers Diversified Business Mix Balanced portfolio across upstream, midstream & downstream sectors Product mix focused on higher margin offerings Strategic focus on maintenance, repair and operations (MRO) contracts Growing international footprint, integrated supply & project business Global Leader in PVF Distribution Downstream 31% Midstream 40% Upstream 29% Note: Based on the twelve months ended March 31, 2017

Revenue by Product Line Note: Percentage of sales are for the twelve months ended March 31, 2017. 1. Other industrial includes: metals & mining, fabrication, pulp & paper, power generation and general industrial. Revenue by Geography Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle Revenue by Industry Sector

MRC Global is a Critical Link Between Its Customers & Suppliers CUSTOMERS SUPPLIERS Energy Carbon Steel Tubulars Valves Fittings, Flanges and Other IOCs Downstream Midstream Upstream Supplier Value Proposition Manufacturing and scale efficiencies Leverage MRC Global’s footprint Access to 17,000+ customers Lead suppliers through the quality process Customer Value Proposition Outsource non-core supply chain and logistics functions Reduce supply chain complexity Savings from volume purchasing and global sourcing, 40+ countries Product availability - access to MRC Global’s broad inventory with over 12,000 manufacturers Approve new suppliers through rigorous quality program

Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers North America As of 3/31/2017 Branches 133 RDCs 10 VACs 14 Employees ~2,500 Corporate Headquarters Regional Distribution Centers Valve Automation Centers Branch Locations Branches 57 RDCs 6 VACs 12 Countries 20 Employees ~1,000 International North America Nisku, AB Cheyenne, WY Odessa, TX Bakersfield, CA San Antonio, TX Munster, IN Nitro, WV Tulsa, OK Pittsburgh, PA Houston, TX ME / Caspian Asia Pacific Dubai, UAE Singapore Perth, WA NORDIC EUROPE Stavanger, NO Bradford, UK Rotterdam, NL International As of 3/31/2017

MRC Global’s Differentiated Value Proposition Organic Growth Operational Optimization Strategic Capital Decisions Global M&A Platform Strong record of winning new customers and expanding existing relationships resulting in growth Driving enhanced profitability and return on capital through operational efficiencies, disciplined cost management and products & services portfolio optimization Active balance sheet management and robust cash flow create financial flexibility and capital allocation opportunities Solid history of strategic acquisitions in advantageous geographies, sectors and product lines

Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities Existing & New MRO Contract Customers Expand sales by adding scope, cross-selling products, projects and continued account penetration Capitalize on MRC Global’s superior customer service & broad offering to win additional MRO contracts Approximately 54% of sales are from our top 25 customers1 “Next 75” Customers Drive share with targeted growth accounts through focused sales efforts and exceptional customer service Continue to Expand the Integrated Supply Business Approx. $700 million in revenue1 Gas distribution $350 million Gas transmission $200 million Downstream & Upstream $150 million Expand Global Chemical and Valves business 2017 Target - 40% of total revenue from valves, automation, measurement and instrumentation 1. Twelve months ended 3/31/2017 Statoil Denmark, Norway Projects & 4 years ExxonMobil Global 5 years LyondellBasell U.S. 3 years PBF U.S. 5 years Chevron Thailand 5 years BASF North America 3 Years The Chemours Company U.S. 5 Years Chevron Gulf of Mexico U.S. Evergreen Shell Australia 5 Years Statoil Norway Project Selected Recent Contract Wins and Renewals Customer Geography Term

Leader in Executing Global PVF Contracts - a Platform for Growth Customers prefer a dependable supplier who can offer global procurement capabilities and excellent service everywhere they operate MRC Global has executed the only global PVF contracts in the industry Shell – Global valves & North American PFF Chevron – Global PVF ExxonMobil – Global valves, initially focused on downstream 2012 Shell Global valves & North American PFF First global valve contract 2003 – 2016 Chevron Global PVF Leveraged U.S. agreement to add Europe, Australia, Thailand, Gulf of Mexico, Kazakhstan Strategic geographic expansion 2017 ExxonMobil Global valves for MRO & projects. Initially focused on downstream for the U.S. & Europe. Opportunity to expand

Expanding Higher Margin Product Offerings Increases Growth Opportunities and Profitability Organic growth through expansion of core product lines – higher margin products: Valves Entered into Global Enterprise Distributor Program (EDP) with Cameron to sell expanded valve lines previously sold direct Across upstream, midstream & downstream Measurement & Instrumentation (M&I) Exclusive EDP with Cameron for M&I products in North America Previously sold direct Includes 1,300 new SKUs Opportunity to expand to midstream and downstream customers Expect 2017 annual revenue $125-150 million from expanded Cameron agreement

End Market Growth Opportunities Global E&P Spending1 Source: Evercore 2017 E&P Spending Outlook. Source: Stifel Diversified Industrials Specialty Engineering and Construction, pipeline database May 2, 2017. Probability weighted. Source: Industrial Info Resources: February 2017. Asia excludes China. Global Refining & Chemical Spending3 $ billions $ billions Upstream Midstream Downstream U.S. Pipeline Spending Expected to Increase2 $ billions $ - $5 - $10 - $15 - $20 - $25 - $30 - $35 - $40 - 2016E 2017E 2018E 18.7% growth 18.3% growth

Actively Managing Costs Working Capital Management Focus on Optimizing Operations Expect to maintain capital efficiency with working capital as a percentage of revenue at approximately 20% Reduced the gap between days sales outstanding (DSO) and days payable outstanding Investments in working capital are weighted to higher margin products High operating leverage - SG&A as a percentage of sales is declining as sales increase and costs are controlled Successfully executed cost reduction measures in downturn ~$200M/ year of savings since peak Expect modest headcount increases in 2017 commensurate with growth expectations Actively Managing SG&A Costs Optimizing Net Working Capital1 Declining SG&A as % of Revenue Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis.

Strategic Capital Decisions Support Growth Investing and Financing cash flows from 2010 through 1Q 2017. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Effectively Positioning the Balance Sheet … Significant reduction in total debt from: Strong cash flow generation Perpetual convertible preferred stock issuance Advantageous debt agreements with favorable terms, low interest rate and 2019 maturities Liquidity of $559 million – sufficient to cover working capital and M&A Net leverage expected to decrease as EBITDA increases in 2017 … For Capital Deployment Opportunities Organic growth initiatives Investments in products and technology to drive share gains Debt repayment $1.12 billion Reduced net debt $972 million in 2015 and $145 million in 2016 Accretive M&A 39% of cash flow deployed on M&A since 2010 Opportunistic share repurchases: $125 million authorization completed in 1Q 2017 Use of Cash Flow (2010 – 1Q 2017¹) Net Leverage

Date Company Acquired Country Revenue ($ million)1 Jun-14 HypTeck Norway 38 May-14 MSD Engineering Singapore & SE Asia 26 Jan-14 Stream Norway 271 Dec-13 Flangefitt Stainless United Kingdom 24 Jul-13 Flow Control Products U.S 28 Dec-12 Production Specialty Services U.S 127 Jun-12 Chaparral Supply U.S 71 Mar-12 OneSteel Piping Systems Australia 174 Jul-11 Valve Systems and Controls U.S 13 Jun-11 Stainless Pipe and Fittings Australia / SE Asia 91 Aug-10 Dresser Oil Tools Supply U.S 13 May-10 South Texas Supply U.S 9 Oct-09 Transmark Europe and Asia 346 Oct-08 LaBarge U.S. $ 233 $ 1.46+ Billion Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck. Strategic Acquisitions Global Platform For Continued M&A North American Consolidation Global Acquisitions Differentiated Position Merger in 2007 created the largest PVF distributor to energy companies in the world Augmented North American platform through seven bolt-on acquisitions and organic growth Acquired an international valve company in 2009 as a platform for international expansion Expanded markets served and enhanced product portfolio through several subsequent acquisitions Acquired leading Norwegian supplier in 2014, which added a differentiated offshore production facility capability and provided expertise to grow in offshore markets Global service capability enables expanded relationships with customers and organic growth opportunity Diversified across the energy infrastructure complex, serving upstream, midstream and downstream customers Targeted Sectors Focus in 2015 & 2016 was on debt reduction Continue to target global assets and build scale with a focus on valves & alloys.

Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) 2.4% 2.4% 4.2% Diluted EPS 18.7% 18.5% 18.2% Quarterly Financial Performance See reconciliation of non-GAAP measures to GAAP measures in the appendix

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) Strong Balance Sheet Provides Financial Flexibility Multiples represent Net Debt / trailing twelve months EBITDA. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 2.4x 4.0x 3.4x Net Leverage1: March 31, 2017 Cash and Cash Equivalents $ 93 Total Debt (including current portion): Term Loan B due 2019 (net of discount & deferred financing costs) $ 412 Global ABL Facility due 2019 - Total Debt $ 412 Preferred stock 355 Common stockholders’ equity 752 Total Capitalization $ 1,519 Liquidity $ 559

Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Diversified Across Sectors, Regions and Customers Differentiated Global Platform Creates Customer Value Counter-cyclical Cash Flow and Strong Balance Sheet Organic Growth Potential from Existing Business, Supported by Long-term Secular Growth from Global Energy Demand Proven History of Driving Continuous Productivity Improvements to Deliver Industry Leading Margins Industry Consolidator with Proven Success in Acquiring and Integrating Businesses World-class Management Team with Significant Distribution and Energy Experience Compelling Long-Term Investment

Appendix

Financial Outlook 2017 Annual Outlook – 1Q17 Update Revenue Profitability / Cash flows 2017 annual – up 13-23% over 2016 Adjusted Gross Margin – 18.5% (mid-point) By sector SG&A – $129-$131 million/qtr (next three quarters) Upstream – up 20-30% Tax rate – 38% annual Midstream – up 20-30% Capital expenditures – $35 million Downstream – up 5-15% Cash flow from operations – modest By segment Each segment – double digit percentages Sequential 2Q17 – up mid to high single-digit percentage

Y-o-Y Growth 61% 29% (17%) 10% (45%) (68%) Y-o-Y Growth 28% 24% (5%) 11% (27%) (36%) Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) 5.8% 7.5% 8.3% 7.4% 7.1% 5.2% 2.5% Diluted EPS 17.2% 17.6% 19.0% 19.3% 18.9% 18.0% 17.2% Annual Financial Performance Y-o-Y Growth 26% 15% (6%) 13% (24%) (33%) Y-o-Y Growth (156%) 259% 21% (5%) NM 67% See reconciliation of non-GAAP measures to GAAP measures in the appendix Includes $45 million of non-cash, pre-tax charges recorded in cost of goods sold related to a restructuring of our Australian business and market conditions in Iraq as well as an increase in reserves for excess and obsolete inventory in the U.S. and Canada as a result of the current market outlook for certain products. Excluding these charges, Adjusted Gross Profit would be $568 million (18.7%). 2

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) March 31, 2017 Cash and Cash Equivalents $ 93 Total Debt (including current portion): Term Loan B due 2019 (net of discount & deferred financing costs) $ 412 Global ABL Facility due 2019 - Total Debt $ 412 Preferred stock 355 Common stockholders’ equity 752 Total Capitalization $ 1,519 Liquidity $ 559 Balance Sheet Multiples represent Net Debt / trailing twelve months EBITDA. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 5.8x 4.1x 2.6x 2.5x 3.4x 1.9x 4.0x Net Leverage1:

Adjusted EBITDA Reconciliation Three months ended Year ended December 31 ($ millions) March 31, 2017 Dec 31, 2016 March 31, 2016 2016 2015 2014 2013 2012 2011 2010 Net (loss) income $ 6 $ (18) $ (8) $ (83) $ (331) $ 144 $ 152 $ 118 $ 29 $ (52) Income tax (benefit) expense 1 1 (5) (8) (11) 82 85 64 27 (23) Interest expense 7 9 8 35 48 62 61 113 137 140 Depreciation and amortization 5 6 5 22 21 22 22 19 17 17 Amortization of intangibles 11 12 12 47 60 68 52 49 51 54 (Decrease) increase in LIFO reserve 1 (7) (3) (14) (53) 12 (20) (24) 74 75 Inventory-related charges - - - 40 - - - - - - Goodwill & intangible asset impairment - - - - 462 - - - - - Change in fair value of derivative instruments 1 (1) 1 (1) 1 1 (5) (2) (7) 5 Equity-based compensation expense 4 3 3 12 10 9 15 8 8 4 Severance & restructuring charges - 8 5 20 14 8 1 - 1 3 Write-off of debt issuance costs - 1 - 1 3 - - - - - Litigation matter - - - - 3 - - - - - Foreign currency losses (gains) - 3 1 4 3 3 13 (1) (1) - Loss on disposition of non-core product line - - - - 5 10 - - - - Insurance charge - - - - - - 2 - - - Cancellation of executive employment agreement (cash portion) - - - - - 3 - - - - Expenses associated with refinancing - - - - - - 5 2 9 - Loss on early extinguishment of debt - - - - - - - 114 - - Pension settlement - - - - - - - 4 - - Legal and consulting expenses - - - - - - - - 10 4 Provision for uncollectible accounts - - - - - - - - - (2) Joint venture termination - - - - - - - - 2 - Other expense (income) - - - - - - 3 (1) 3 (1) Adjusted EBITDA $ 36 $ 17 $ 19 $ 75 $ 235 $ 424 $ 386 $ 463 $ 360 $ 224

Adjusted Gross Profit Reconciliation Three months ended Year ended December 31 ($ millions) March 31, 2017 Dec 31, 2016 March 31, 2016 2016 2015 2014 2013 2012 2011 2010 Gross profit $ 140 $ 122 $ 133 $ 468 $ 786 $ 1,018 $ 955 $ 1,014 $ 708 $ 518 Depreciation and amortization 5 6 5 22 21 22 22 19 17 17 Amortization of intangibles 11 12 12 47 60 68 52 49 51 54 (Decrease) increase in LIFO reserve 1 (7) (3) (14) (53) 12 (20) (24) 74 74 Adjusted Gross Profit $ 157 $ 133 $ 147 $ 523 $ 814 $ 1,120 $ 1,009 $ 1,058 $ 850 $ 663

Pro Forma Revenue excluding OCTG Revenue Twelve months ended December 31 ($ millions) 2016 2015 2014 2013 2012 2011 2010 Revenue $ 3,041 $ 4,529 $ 5,933 $ 5,231 $ 5,571 $ 4,832 $ 3,846 Less: OCTG revenue 18 311 556 464 715 809 769 Pro forma revenue $ 3,023 $ 4,218 $ 5,377 $ 4,767 $ 4,856 $ 4,023 $ 3,077 Note: The OCTG business was sold February 2016. OCTG sales in 2016 are included in Line Pipe sales.